Exhibit 99.1

                                 JACOBO MELCER
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                                                                January 27, 2006


Superclick, Inc.
2950 Fleury East
Montreal, Quebec H2B 1M4
Canada

Attn. Mr. Todd Pitcher, Chairman of the Board of Directors


                                                Reference: Letter of Resignation

For personal reasons I hereby would like to present my formal resignation as a Member of the Board of Directors of Superclick, Inc.

It has been a pleasure and an honor to serve on this board and I want to thank you and all the members of the Board of Directors and officers of Superclick, Inc. for your support.


Sincerely,

/s/ Jacobo Melcer
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Jacobo Melcer